                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.46073%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $687,355,859.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     767                         $337,332,854.96
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $304,921.11
Unscheduled Principal Collection/Reversals                           $515,637.96
Liquidations-in-full                                     100      $43,589,382.49
Net principal Distributed                                         $44,409,941.56    ($44,409,941.56)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        667                         $292,922,913.40

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,974,063.64

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $156,758.16

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $46,227,247.04

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.46073%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $44,409,941.56     $1,817,305.48             $0.00     $1,817,305.48             $0.00    $46,227,247.04

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,561,779.00             $0.00             $0.00             $0.00     $9,561,779.00
Bankruptcy Bond
   Single-Units           $136,000.00             $0.00             $0.00             $0.00       $136,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,873,558.00             $0.00             $0.00             $0.00     $6,873,558.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $2,497,515.12         2      $1,298,322.29         1        $389,585.07

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                IB1               $10,211,883.09
                IB2                $3,744,026.98
                IB3                $2,722,838.66
                IB4                $1,360,924.10
                IB5                $1,021,188.32
                IB6                $1,363,770.04
                              __________________
                Total             $20,424,631.19
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2002-s3                POOL NUMBER:  Group 1 = 1864

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $292,922,913.40**        $4,185,422.48***        $2,497,515.12***
Number:                         1394                      8                       5
% of Pool:                    100.00%                  1.43%                   0.85%
(Dollars)
% of Pool:                    100.00%                  0.57%                   0.36%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,298,322.29***          $389,585.07***                $0.00***
Number:                           2                       1                       0
% of Pool:                    0.44%                    0.13%                   0.00%
(Dollars)
% of Pool:                    0.14%                    0.07%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.31311024.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.98211%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $248,170,600.17

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     238                         $105,099,897.16
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $397,073.56
Unscheduled Principal Collection/Reversals                            $63,515.79
Liquidations-in-full                                      24      $11,924,654.28
Net principal Distributed                                         $12,385,243.63    ($12,385,243.63)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        214                          $92,714,653.53

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $573,206.56

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $49,444.26

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $12,909,005.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.98211%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $12,385,243.63       $523,762.30             $0.00       $523,762.30             $0.00    $12,909,005.93

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,422,519.00             $0.00             $0.00             $0.00     $3,422,519.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $2,481,706.00             $0.00             $0.00             $0.00     $2,481,706.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $2,020,521.31         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                IIB1               $1,789,860.20
                IIB2                 $357,779.69
                IIB3                 $357,779.69
                IIB4                 $238,519.81
                IIB5                 $119,259.90
                IIB6                 $239,946.27
                              __________________
                Total              $3,103,145.56
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2002-s3                POOL NUMBER:  Group 2 = 1865

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $92,714,653.53**        $2,020,521.31***        $2,020,521.31***
Number:                          482                      3                       3
% of Pool:                    100.00%                  2.18%                   2.18%
(Dollars)
% of Pool:                    100.00%                  0.62%                   0.62%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.09910426.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.